EXHIBIT 99.1

Occidental Petroleum Corporation

Goldman Sachs Global Energy Conference 2013

Stephen I. Chazen

President and Chief Executive Officer
January 8 - 9, 2013

Christopher G. Stavros
Vice President and Treasurer
212-603-8184 | chris_stavros@oxy.com

Christopher M. Degner
Senior Director - Investor Relations
212-603-8185 | christopher_degner@oxy.com
Anthony J. Cottone
Manager - Investor Relations
212-603-8188 | anthony_cottone@oxy.com

- ***As we stated in late October 2012, we embarked on an aggressive plan to improve our operational efficiencies over all cost categories, including capital – with a view toward achieving an appreciable reduction on our operating expenses and drilling costs to at least 2011 levels.***
- ***With regard to the reduction in our cash operating costs, we are running well ahead of plan. This should be noticeable in our 4Q12 results and become very visible by 1Q13.***
- ***We expect to achieve a minimum of $300 mm in reductions to our cash operating costs and as much as $450 mm in actual savings this year as compared to 2012.***
- ***The savings should stem mainly from costs reductions in surface operations, curtailment of uneconomic down-hole maintenance, workover activity and related overhead.***
  - ***The impact on production from these cost reductions should be negligible.***

OXY

4

Oil & Gas - Improved Capital Efficiency &
Operating Cost Reduction Program
Oil & Gas - Improved Capital Efficiency &
Operating Cost Reduction Program

- ***We are seeing strong early results from our efforts toward improving drilling efficiency and cutting our well costs through the simplification of our well design, focusing our activities on fewer geologic play types and, favoring higher return conventional activity.***
  - ***Again, we expect the impact on our production from these well cost reductions and efficiency gains to be negligible.***
- ***Our goal for 2013 is to reduce our US drilling costs by 15% compared to last year and, we are approximately half way toward that target with further improvements expected to be achieved during the next couple of quarters.***

OXY
5

Oil & Gas - Improved Capital Efficiency &
Operating Cost Reduction Program
Oil & Gas - Improved Capital Efficiency &
Operating Cost Reduction Program

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~ 14% reduction in average rig activity
Oxy Operated Domestic Average Rig Counts
60
50
40
30
20
10
0
2012
2013E

- *We expect our average operated rig count in the US to fall to 55 rigs during 2013 from 64 rigs last year, a decline of about 14%.*
- *We have sharply reduced our activity in higher cost unconventional oil plays, specifically in the Williston and in lower return gas prone areas, mainly in the Mid-Continent and Rockies.*
- *We have eliminated our less productive rigs to improve our returns.*
- *Our focus on higher-return oil drilling is expected to result in a decline in our gas and, to a lesser extent, associated NGL production this year.*
- *2013 drilling activity levels in CA and the Permian should be similar to last year, although more efficient.*
- *This modest decline in rigs levels, combined with well cost reductions will lead to a decline in overall US oil and gas capex vs. 2012, however, we expect our US oil production to continue to grow this year.*

7
64
Oxy’s US Operated Rig Activity
55

8
First Nine Months 2012 Results - Summary
First Nine Months 2012 Results - Summary
	YTD 2012	YTD 2011
• Income from continuing operations	$4,271	$4,999
• EPS (diluted) from continuing operations	$5.26	$6.14

• Net Income	$4,262	$5,137
• Reported EPS (diluted)	$5.25	$6.31

• Worldwide oil and gas production volumes (mboe/d) +5%	762	728
• US oil and gas production volumes (mboe/d) +10%	462	420

• Capital Spending	$7,716	$4,969
• Cash Flow from Operations	$8,500	$8,600

($ in millions, except EPS data)

9
Overriding Goal is to Maximize Total Shareholder Return
• We believe this can be achieved through a combination of:
• Growing our oil and gas production by 5% to 8% per year on average over the long term;
• Allocating and deploying capital with a focus on achieving well above cost-of-capital returns (ROE and ROCE);
 – Return Targets*
 • Domestic - 15+%
 • International - 20+%
• Consistent dividend growth, that is superior to that of our peers.
*Assumes Moderate Product Prices
What Is Our Philosophy & Strategy?
What Is Our Philosophy & Strategy?

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11
1. Base/Maintenance Capital
2. Dividends
3. Growth Capital
4. Acquisitions
5. Share Repurchase
Cash Flow Priorities

12
• Our ability to pay dividends is indicated by our free cash flow generation.
• In February 2012 the Board of Directors increased the
 company’s dividend by 17% to an annualized rate of $2.16
 per share, compared to the previous annual rate of $1.84.

• We have now increased our dividend every year for 10
 consecutive years, and a total of 11 times during that
 period.
• This increase brings the company’s compound annual
 dividend growth rate over the last 10 years to 15.8%.
• We expect to increase our dividends again this year and
 in the future at a rate that would maximize returns to our
 stockholders.
Consistent Dividend Growth

$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
15.8% CAGR
$0.50
$0.50
$0.52
$1.02
$0.55
$1.57
$0.65
$2.22
$0.80
$3.02
$0.94
$3.96
$1.21
$5.16
$1.31
$6.47
$1.47
$7.94
$1.84
$9.78
$2.16
$11.94
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Annual Dividends Paid
Cumulative Dividends Paid

13
Consistent Dividend Growth
Note: Dividends paid as per the Record Date
($/share)

14
Worldwide Oil & Gas Producing Areas
Colombia
Colombia
Libya
Libya
Oman
Oman
UAE
UAE
Yemen
Yemen
Bolivia
Bolivia
Qatar
Qatar
Iraq
Iraq
Bahrain
Bahrain
Focus Areas
United States
United States
Permian
Permian
Basin
Basin
California
California

15
Oil & Gas Production
9 months - 2012
(Million barrels of oil equivalent)
126
61%
82
39%
127
60%
59
29%
22
11%
Oxy Is Primarily a Domestic Oil Producer
Oxy Is Primarily a Domestic Oil Producer

8% YoY Production Growth
Thousand boe per day
500
400
300
200
100
0
73
230
133
70
240
139
72
244
139
73
249
140
74
260
135
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
Natural Gas
Oil
NGLs

16
436
449
455
462
469
• Total U.S. production in 3Q12 was 469 mboe/d, up 7 mboe/d from 2Q12 the
 8th consecutive quarterly domestic volume record for Oxy. Year-over-year, production grew by 8%, or 33 mboe/d, of which 30 mb/d was oil growth.
+30 mb/d oil
production
growth
Key Performance Metrics - Production Growth
Key Performance Metrics - Production Growth

$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
(Income $ per boe)
$23.85
$20.43
$19.14
$17.99
$13.14
$11.52
$11.43
$11.38
$10.84
$10.82
$9.99
$9.96
$8.33
$6.19
$4.48
$4.36
1
OXY
2
3
4
5
6
7
8
9
10
11
12
13
14
15

Peer Company -
Income per Boe of Production
17
(Nine Months ended 9/30/12)
Integrated O&G
Large Cap Independent E&P
S/Mid Cap Oil Focused E&P

Capital for
Future
Growth
Projects
25%

9 months ended 2012 Total Capital - $7.7 B

• These expenditures include
 capital for:
 – the Al Hosn Shah gas project
 which is expected to start
 production in late 2014;
 – gas and CO2 processing
 plants and pipelines to
 maintain or expand the
 capacity of these facilities to
 handle future production
 increases;
 – the chemical segment, and
 other items.
18
Capital Spending
Capital Spending
• In 2012, we expected to spend
 ~25% of our total capital
 expenditures on future growth
 projects that will contribute to
 our operations over the next
 several years.

- ***Our 4Q12 capital spending will slow from the 3Q12 level to a run rate that we believe will be in line with the 2013 total capital program.***
  - *Our intention was to reduce capital meaningfully starting in 3Q12.*
  - *However, this would have resulted in inefficiencies in areas where we have seen positive results, such as the Permian, parts of CA and Oman.*
- ***We are sharply reducing our pure gas drilling and have more recently cut back our drilling in certain liquid rich gas areas as well.***
- ***We are also in the process of eliminating our less productive rigs to improve our returns.***
- ***Our focus on higher-return oil drilling will result in a decline in our gas and to a lesser extent, associated NGL production in the future.***

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4Q12 Outlook - Capital Program
4Q12 Outlook - Capital Program

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(U.S. Capital Spending$ per Boe of Production)
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$99.64
$97.93
$68.00
$67.40
$53.57
$52.76
$51.61
$48.85
$48.25
$47.54
$37.60
$36.38
$28.37
$24.78
$24.36
$19.05
1
2
3
4
5
6
7
8
9
10
11
OXY
12
13
14
15

Peer Company -
U.S. Capital Spending per Boe of Production
21
(Nine Months ended 9/30/12)
Integrated O&G
Large Cap Independent E&P
S/Mid Cap Oil Focused E&P

22
• Over the past year, we have achieved our goal of
 increasing domestic production by 6 to 8 mboe/d
 quarter-over-quarter.
 – We expect our 4Q12 oil production to grow by about this much.
 – However, the expected decline in gas production resulting from the change in our capital program focus may offset some of the increased oil production on an equivalent basis.
• Internationally, at current prices we expect production
 to be approximately flat with 3Q12, while sales volumes
 increase slightly.
4Q12 Outlook - Oil and Gas Production

23
• Base 5 - 8% Compounded Average Annual Growth
 – Current California risked prospects
 – Non-CO2 & CO2 in the Permian
 – Oman
• Upside from Existing Holdings
 – New California conventional and unconventional prospects
 – Permian exploration
 – Williston Basin & Rockies
 – Oman exploration
 – Bahrain and Iraq
• Additional opportunities from balance sheet and cash
 generation
 – Domestic property acquisitions
 – New Middle East projects
Oil & Gas Volume Growth Drivers

24
California Overview
California Overview
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage
• Largest acreage holder in CA
 with ~1.7 mm acres, majority of
 which are net mineral interests
•  3Q12 production of 147 mboe/d
• Diverse geologic
 characteristics and numerous
 reservoir targets
• Development opportunities
 range from conventional to
 steam floods, water floods and
 shales
• Drilling costs and expected
 ultimate recoveries (EURs) vary
 for each opportunity
• 78% interest in the Elk Hills
 Field — the largest producer of
 gas and NGLs in CA

25
California Conventional Exploration
• World Class Province
 – 35+ Billion BOE discovered
 – 5 of top 12 U.S. oil fields
• Significant Remaining Potential
 – Large undiscovered resources
 – Multiple play and trap types
• Underexplored
• Oxy
 – Major producer
 – Largest acreage holder
 – Successful explorer
 – Multi-year prospect inventory
Sources:
California Division of Oil, Gas & Geothermal Resources
Gibson Consulting
Oxy Fee/Lease
2 Billion BOE
20 Billion BOE
3 Billion BOE
10 Billion BOE
Major Producing
Basins
Sacramento
Sacramento
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Bakersfield
Bakersfield

Rose
North Shafter
Monument Junction
Bakersfield
Elk Hills
Buena Vista
Rail Road Gap
Asphalto
Ojai
Pacific Ocean
Los Angeles
Wilmington

26
• Multi-year inventory of drill sites in
 CA, many of which are both outside
 of Elk Hills proper & the Kern County
 Discovery Area
• 30-day initial production rate for
 these wells is between 300 and 400
 BOE per day
• For the shale wells outside Elk Hills,
 ~80% of the BOE production is a
 combination of black oil and high-
 value condensate
• We expect the cost of drilling and
 completing unconventional wells to
 decline significantly over the medium
 -term
California Unconventional “Shale” Program

27
• Total CA production growth on a BOE basis is slower than we thought it would be, in part due to the Elk Hills decline, permitting issues and more recently low gas prices.
• On a positive note, overall performance of the new resources has been consistent with expectations, including our unconventional opportunities for which well performance is similar to the type curves we disclosed a couple of years ago.
• We will continue our focus on higher return, low cost opportunities in
 CA, and this is a very diverse opportunity set.
• For example, Lost Hills - a major steam flood project
 – We expect to achieve significant production growth to about 15 mb/d in several years from the current 4 mb/d;
 – Total oil in place in Lost Hills is estimated to be about 500 million barrels;
 – Using reasonable assumptions, we expect to recover over 50 million barrels net to Oxy;
 – Our drilling costs in this area average in the low $200,000's per well and we expect to bring this average cost down over time.
California Update
California Update

100
80
60
40
20
-
Production (mb/d)
41
37
37
36
35
35
35
37
49
54
56
60
64
66
67
69
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
Rest of California
Traditional Elk Hills

28
• In mid-2010, we shifted our development program to conventional and unconventional opportunities outside of the traditional and more mature
 Elk Hills areas.
90
91
93
96
99
101
102
106
Liquids Production Volumes
California Liquids Production
+20 mb/d
production
growth

29
• Over the last several years we
 have spent $370 mm on the
 new Elk Hills gas plant.
• The plant went into operation in
 early July and, notwithstanding
 initial startup issues, is
 positively affecting our
 operational efficiency and
 production including higher
 liquids yields.
• The plant operated optimally
 for about one month in 3Q12
 and has been operating as
 expected since.

California Gas Processing Plant
California Gas Processing Plant
Elk Hills Cryogenic Gas Processing Plant

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Colorado
Kansas
Sheep Mountain
Hugoton
Bravo Dome
To Cushing, OK
New Mexico
Denver City Unit
Lubbock
Salt Creek
Indian Basin Area
Cogdell
Sharon Ridge
Hobbs
Midland
Seminole
Texas
Oxy Acreage
CO2 Pipelines
Oil Pipelines

31
Permian Basin Overview
• 3Q12 production of 209 mboe/d
• Largest oil producer in Permian
 (~15% net share of total)
• Largest operator in Permian
 (of 1,500+ operators)
• ~64% of Oxy’s Permian oil
 production is from CO2 related
 EOR projects - Oxy’s most
 profitable business
• Drilled ~409 wells on operated
 properties in 2011
• Have another 2.5 BBOE of likely
 recoverable resource
• 1.7 bcf/d (0.5 tcf/year) of CO2
• Ample supply of CO2 accelerates
 project implementations

Delaware Basin	Gross	Oxy Share
Avalon	340	120
Bone Spring 1 Sand	560	220
Bone Spring 2 Sand	530	210
Bone Spring 3 Sand	420	140
Wolfbone	130	30
Wolfcamp Shale	570	200
Delaware Shale	420	160
Penn Shale	320	120
Wabo	190	50
Yeso	230	60
Midland Basin		
Cline Shale	390	160
Wolfcamp Shale	400	140
Wolfberry	280	100
Totals	**4,780**	**1,710**

32

Acreage in Select Permian Plays
(Thousands of Acres)
• Permian non-CO2 business is one
 of Oxy’s fastest growing assets;
• Since beginning delineation and
 development efforts in 2010, we
 have grown production by +25%;
• As a result of the significant
 activity by us and our partners,
 our Permian acreage where we
 believe resource development is
 likely, has grown from our
 estimate of about 3 mm gross
 acres earlier in the year to about
 4.8 mm acres in October;
• Oxy's net share of this acreage
 grew from about 1 mm acres to
 about 1.7 mm acres during the
 same period.
Permian non-CO2 Business

Matador Arch
Northwest Shelf
Midland Basin
Wolfberry
Yeso/ Wabo
Bone Spring
Wolfcamp horz.
Avalon
Central Basin Platform
Eastern Shelf
Cline Shale
Delaware Basin
Diablo Platform
Wolfcamp horz.
Wolfbone
Ozona Arch
Val Verde Basin
Marathon – Ouachita Foldbelt

33
Map of Select Permian Basin Plays

34
Abu Dhabi - Al Hosn Gas Project (Shah Field)
• Shah Gas Field one of the largest
 in the Middle East;
• Oxy holds a 40% participating
 interest under a 30-year contract;
• The project involves development
 of high-sulfur content reservoirs
 within the Shah field, located
 onshore ~180 km so. west of Abu
 Dhabi;
• Production start-up is scheduled
 in late 2014;
• Anticipated to produce ~500
 mmcf/d of sales gas and 50 mboe/d
 of NGLs and condensate -
 providing net to Oxy ~200 mmcf/d
 of gas and ~20 mboed of NGLs and
 condensate.

- The Al Hosn gas project is more than 61% complete and progressing as planned;
- The project made up ~11% of the total capital program for YTD 2012;
- While capital spending is running higher for 2012 than initially anticipated levels, total development capital for the project is expected to be in line with previous estimates.

35
Abu Dhabi - Al Hosn Gas Project (Shah Field)

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- *Currently, the Al Hosn project is consuming sizeable amounts of capital during its development phase.*
- *We expect to see a significant shift in late 2014 when this project changes from being a cash consumer to a cash generator.*
- *Once the project becomes operational, early free cash flow should approximate $600 million annually at about current oil prices and conservative sulfur prices.*
- *The project has the potential for additional production in later years which would significantly increase its cash flow.*
- *Spending for Al Hosn amounted to ~$1.2 billion in 2012.*
- *Once the project becomes operational, our free cash flow should increase by the difference between cash consumption and generation.*
- *Based on our 2012 capital spend for the project, this would equate to a $1.8 billion increase in cash flow.*

37

Abu Dhabi - Al Hosn Gas Project (Shah Field)

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Mboepd
250
200
150
100
50
0
1 2 3 6 12 19 24 26 27 31 35 36 40 42 50 44 39 41 45 46 70 87 97 100 115 154 192 212 217
1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012
Blocks 9/27
Mukhaizna

39
Oxy Oman Gross Production Growth

$12,960
$660
$7,700
$1,200
$300
$100
$3,800
Available Cash before working capital changes
Working Capital Changes
Available Cash
Capex
Acquisitions
Financial Activities
Other
Ending Cash Balance 9/30/12

40

– Working capital reduced our nine-month cash flow from operations of $9.2 billion by ~$660 mm to $8.5 billion.
 ~$510 mm of working capital use occurred in 3Q12. Capex was $7.7 billion for the first nine months, of which
 $2.6 billion was spent in 3Q12; YTD capex was 82% in oil and gas, 14% in midstream and remainder in chemicals.
 Financial activities, which included dividends paid, stock buybacks and a $1.74 billion borrowing earlier this year, provided a net $300 mm of cash flow.
($ in millions)
Cash Flow
From
Operations
before
Working
Capital
changes
$9,160
Beginning
Cash
$3,800
12/31/11
Beginning
Cash
$3,800
12/31/11
Cash Flow
From
Operations
$8,500
$12,300
Summary of YTD 2012 Cash Flow

41
Gross Cash Flow Uses
Gross Cash Flow Uses
Dividends
Debt Reduction &
Cash
Share Repurchase
Acquisitions
Capital
100
9
20
14
16
41
2007
100
9
16
2
29
44
2011
  Percentage of Total
100
9
3
21
26
41
2006
100
8
-
13
40
39
2008
100
16
3
-
27
54
2009
100
10
15
-
42
33
2010
Sub-Total
57
73
66
79
81
75
31
42
5-yr avg.
73

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43
• Company’s core business is acquiring assets that can provide future growth through improved recovery.
 – Foreign contracts
 – Domestic add-ons
 – Small incremental additions to production in short term
• Generate returns of at least 15% in the US and 20% overseas.
• Overall average finding & development costs of less than 25%
 of selling price.
• Our program continues to generate a significant amount of free cash flow after capital.
• Acquisitions are measured against reinvesting in the existing business with the goal of enhancing company value.
• Large number of opportunities over 5-year period.
• Deep inventory of high-return opportunities eliminates the need to pursue capital intensive acquisitions.
Acquisition Strategy

44
• 5 - 8% base annual production growth over the long term
• Opportunity for additional volume growth
• Returns on invested capital significantly in excess of the
 Company’s cost of capital
• Consistent, annual increases in dividends
• Significant financial flexibility for opportunities in distressed periods
• Conservative financial statements
• Committed to generating stock market value which is greater than earnings retained
• We believe this will generate top quartile returns for our shareholders
Oxy - Investment Attributes

Cautionary Statement
45
Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: higher-than-expected costs; global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; general domestic political and regulatory approval conditions; political events; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates.  The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as net-in
-place, net risked reserves, de-risked, EUR (expected ultimate recovery), discovered barrels, likely recoverable resources, net remaining and oil in place, that the SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosures in our 2011 Form 10-K, available through the following toll-free number 1-888-OXYPETE (1-
888-699-7383) or on the internet at http://www.oxy.com. You also can obtain a copy form the SEC by calling 1-800-SEC-0330.
We post or provide links to important information on our website including investor and analyst presentations, certain board committee charters and information that SEC requires companies and certain of its officers and directors to file or furnish.
Such information may be found in the “Investor Relations” and “Social Responsibility” portions of the website.

Occidental Petroleum Corporation
46